Share-Based Payments	12 Months Ended
Dec. 31, 2021
Share-Based Payments
Share-Based Payments

(B.3) Share-Based Payments

y Accounting for Share-Based Payments

Classification in the Income Statement

Share-based payments cover cash-settled and equity-settled awards issued to our employees. The respective expenses are recognized as employee benefits and classified in our Consolidated Income Statements according to the activities that the receiving employees perform.

Valuation, Judgment, and Sources of Estimation Uncertainty

We use certain assumptions in estimating the fair values for our share-based payments, including expected share price volatility and expected award life (which represents our estimate of the average remaining life until the awards are exercised or expire unexercised). In addition, the final payout for plans also depends on the achievement of performance indicators and on our share price on the respective exercise dates. Changes to these assumptions and outcomes that differ from these assumptions could require material adjustments to the carrying amount of the liabilities we have recognized for these share-based payments. The fair value of the share units granted under the LTI 2016 Plan are dependent on our performance against a group of peer companies (Peer Group Index), the volatility, and the expected correlation between the price of the index and our share price. The fair value of the share units granted under the LTI 2020 are dependent on our performance against the total shareholder return (TSR) for NASDAQ-100 companies, the volatility, and the expected correlation between the TSR of the NASDAQ-100 companies and our TSR.

We believe that the expected volatility is the most sensitive assumption we use in estimating the fair values of our share options. Regarding future payout under our cash-settled plans, the SAP share price is the most relevant factor. With respect to our LTI 2016 Plan, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the Peer Group Index. With respect to our LTI 2020, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the NASDAQ-100 companies. Future payouts under our LTI 2020 will also be dependent on meeting non-market-based performance conditions based on SAP's long-term strategy. The latter, however, is not incorporated into our fair value calculation but leads to adjustments of the quantity of awards granted. Changes in these factors could significantly affect the estimated fair values as calculated by the valuation model, and the future payout.

The fair values of our equity-settled Qualtrics Plan equal the Qualtrics share price at grant date, as the expected dividend yield is 0%. The future settlement of Performance Share Units (PSUs) under this plan will also be dependent on meeting non-market-based Qualtrics performance conditions.

Under certain programs, we grant our employees discounts on purchases of SAP shares. Since those discounts are not dependent on future services to be provided by our employees, the discount is recognized as an expense when the discounts are granted.

Presentation in the Statements of Cash Flows

We present the payments of our share-based payment plans separately in our Statements of Cash Flows under cash flows from operating activities. As a result, the changes in other assets and in other liabilities presented in the reconciliation of operating cash flow do not consider share-based payment-related assets or liabilities.

The operating expense line items in our income statement include the following share-based payment expenses:

Share-Based Payment Expenses by Functional Area

€ millions	2021	2020	2019
Cost of cloud	59	40	56
Cost of software	70	55	82
Cost of services	266	175	246
Research and development	513	296	429
Sales and marketing	655	360	562
General and administration	1,230	157	461
Share-based payment expenses	2,794	1,084	1,835
Thereof cash-settled share-based payments	1,147	893	1,664
Thereof equity-settled share-based payments	1,647	191	171

Our major share-based payment plans are described below.

a)Cash-Settled Share-Based Payments

SAP Long-Term Incentive Program 2020 (LTI 2020)

The LTI 2020 is a long-term, multi-year performance-based compensation element that is granted in annual tranches. The LTI 2020 reflects SAP's long-term strategy and thus sets uniform incentives for the Executive Board members to achieve key targets from the long-term strategic plans. The LTI 2020 also serves to reward the Executive Board members for long-term SAP share price performance as compared to the market, thus ensuring that shareholders’ interests are also honored. In addition, the LTI 2020 includes a component to ensure long-term retention of our Executive Board members.

The LTI 2020 is a virtual share program under which annual tranches with a term of approximately four years each are granted. When the individual tranches are granted, a certain grant amount specified in the Executive Board member's service contract is converted into virtual shares (Share units). For this purpose, the grant amount is divided by the price of the SAP share which corresponds to the arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole (grant price). The share units allocated are composed of 1/3 Financial Performance Share Units (FSUs), 1/3 Market Performance Share Units (MSUs), and 1/3 Retention Share Units (RSUs). All three types of share units have a vesting period of approximately four years. In contrast to RSUs, FSUs and MSUs are subject to changes in quantity. In this context, the following applies:

The number of FSUs initially awarded is multiplied by a performance factor. The performance factor consists of three equally weighted individual performance indicators relating to the three non-IFRS KPIs at constant currencies,derived from SAP’s long-term strategy: total revenue, cloud revenue, and operating income. The performance period throughout which the target achievement for these three KPIs is measured starts at the beginning of the financial year in which the FSUs are awarded and concludes upon the end of the second year following the year in which the share units were awarded. A numerical target value equaling 100% target achievement is set for each KPI. This constitutes, in each case, a cumulative value for the three years of the performance period.

The number of MSUs initially awarded is likewise multiplied by a performance factor. The performance factor depends on the amount of the TSR on the SAP share, measured for an entire performance period of approximately three years, compared to the TSR for NASDAQ-100 companies. If the TSR on the SAP share equals the median, the performance factor will be 100%. If the TSR on the SAP share over the performance period is negative, the maximum performance factor will, however, in deviation from the summary above, be 100%.

The performance of the share units is linked to the performance of the SAP share price, including dividend payments. Accordingly, an amount is paid out for each share unit which equals the SAP share price plus those dividends disbursed in respect of an SAP share in the period from the beginning of the year in which the share units were awarded until the end of the third year following the year in which the share units were awarded. The arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole will be used as the SAP share price. The payout amount per share unit, including the dividend amounts due on the share units, is capped at 200% of the grant price. The tranche is cash-settled and paid in euros after the Annual General Meeting of Shareholders of the corresponding year.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Long-Term Incentive 2016 Plan (LTI 2016 Plan)

The purpose of the LTI 2016 Plan was to reward our Executive Board members for the annual achievement of SAP’s operating profit (non-IFRS at constant currencies) targets, to ensure long-term retention of our Executive Board members, and to reward them for the long-term SAP share price performance as compared to its main peer group (Peer Group).

An LTI tranche was granted annually and has a term of four years (2016–2019 tranches). Each grant started with determining a grant amount in euros. The grant amount was based on the Executive Board members’ contractual LTI target amount and the operating profit target achievement for the previous year. The Supervisory Board set the grant amount at a level between 80% and 120% of the contractual LTI target amount, taking into account the operating profit target achievement. This grant amount was converted into virtual shares, referred to as share units, by dividing the grant amount by the grant price. The grant price was the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results.

All share units granted in this way, comprising 60% PSUs and 40% RSUs, have a vesting period of approximately four years. At the end of the vesting period, the corresponding share units are non-forfeitable. The payout price used for the settlement is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results subsequent to the end of the vesting period. The payout price is capped at 300% of the grant price. The LTI tranche is cash-settled and paid in euros after the Annual General Shareholders’ Meeting of the corresponding year.

The number of PSUs ultimately paid out depends on the performance of the SAP share – absolute and relative to the Peer Group Index. In contrast, the final number of RSUs is fixed. SAP’s absolute share price performance is measured by comparing the grant price against the payout price. If the SAP share price performance equals the Peer Group Index performance over the same period, the performance factor is set at 100%. If the SAP share price performs better than the Peer Group Index (measured as difference between SAP share price performance and Peer Group Index performance), the performance factor is increased by the percentage point of the outperformance of the SAP share price. The percentage point is doubled if, additionally, the payout price is higher than the grant price. The performance factor is capped at 150%. If the Peer Group Index performs better than the SAP share price, the performance factor is decreased by the percentage point of the outperformance of the Peer Group Index. All PSUs lapse if the performance factor is below 50%.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, both the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Restricted Stock Unit Plan Including Move SAP Plan, Grow SAP Plan, and COVID-19 Recognition Plan (RSU Plan)

To retain and engage executives and certain employees, we grant virtual shares representing a contingent right to receive a cash payment determined by the SAP share price and the number of share units that ultimately vest. In June 2020 and 2021, we granted share units under the new Grow SAP Plan. This fixed term plan has broadly the same terms and conditions as the Move SAP Plan, recognizes all employees’ commitment to SAP’s success, and deepens their participation in our future company performance. In March 2021, we granted share units under the COVID-19 Recognition Plan to thank all employees for their commitment, dedication, and resilience. Except for a six-month vesting period, this non-recurring plan has broadly the same terms and conditions as the Move SAP Plan.

Granted share units will vest in different tranches, either:

-      Over a half-year service period only

-      Over a one-to-three-year service period only, or

-      Over a three-year service period and upon achieving certain key performance indicators (KPIs)

From 2021 onwards, the number of PSUs that will vest under the different tranches is mainly contingent upon achievement of two equally weighted KPIs in the year of grant: operating profit (non-IFRS at constant currencies) and cloud revenue (non-IFRS at constant currencies). Until 2021, operating profit (non-IFRS at constant currencies) was the only KPI. Depending on the weighted average performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 130.9% in 2021 (2020: 100.4%, 2019: 118.7%). All share units are paid out in cash upon vesting.

Qualtrics Cash-Settled Awards Replacing Pre-Acquisition Qualtrics Awards (Qualtrics Rights)

In conjunction with the acquisition of Qualtrics in 2019, under the terms of the acquisition agreement, SAP exchanged unvested Restricted Share Awards (RSAs), Restricted Share Units (RSUs), and Performance Share Units (PSUs), and options held by employees of Qualtrics into cash-settled share-based payment awards of SAP (Qualtrics Rights). After completion of a voluntary exchange offer in conjunction with the Qualtrics IPO in 2021, most of the Qualtrics Rights were exchanged into equity-settled Qualtrics RSU awards. For more information about this voluntary exchange offer, see the section Qualtrics Equity Awards – Exchange Offer in this Note (B.3).

The valuation of our outstanding cash-settled plans was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2021 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	LTI 2020	RSU Plan
	(2018-2019	(2020-2021	(2018–2021
	Tranches)	Tranches)	Tranches)
Weighted average fair value as at 12/31/2021	64.16	118.73	122.88
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other[1]
Share price	124.90	124.90	124.90
Risk-free interest rate, depending on maturity (in %)	-0.72 to -0.12	NA	-0.72 to -0.32
Expected volatility (in %)	21	30 to 32	NA
Expected dividend yield (in %)	1.52	NA	1.52
Weighted average remaining life of awards outstanding as at 12/31/2021 (in years)	0.7	2.8	1.1

[1] For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

Fair Value and Parameters Used at Year End 2020 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	LTI 2020	RSU Plan	Qualtrics
	(2017-2019	(2020 Tranche)	(2017–2020	Rights
	Tranches)		Tranches)
Weighted average fair value as at 12/31/2020	72.94	94.75	105.52	33.66
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other[1]	Other[1]
Share price	107.22	107.22	107.22	107.22
Risk-free interest rate, depending on maturity (in %)	-0.75 to -0.11	NA	-0.77 to -0.32	-0.77 to -0.37
Expected volatility (in %)	34 to 42	30	NA	NA
Expected dividend yield (in %)	1.54	NA	1.54	1.54
Weighted average remaining life of awards outstanding as at 12/31/2020 (in years)	1.2	3.2	1.0	1.5

[1] For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

For the LTI 2016 Plan valuation, the Peer Group Index price on December 31, 2021, was US$593.37 (2020: US$481.65); the expected dividend yield of the index of 1.00% (2020: 1.14)%, the expected volatility of the index of 17% to 18% (2020: 26% to 31)%, and the expected correlation of the SAP share price and the index price of 35% to 36% (2020: 27% to 30)% are based on historical data for the SAP share price and index price.

For the LTI 2020 valuation, the NASDAQ-100 Total Return Index on December 31, 2021, was US$19,217.94 (2020: US$15,072.29). The expected volatility of the NASDAQ-100 companies of 36% to 38% (2020: 36%), and the expected correlation of SAP and the NASDAQ-100 companies of 31% to 34% (2020: 31%) are based on historical TSR data for SAP and the NASDAQ-100 companies.

The risk-free interest rate is derived from German government bonds with a similar duration. The SAP dividend yield is based on expected future dividends.

Changes in Outstanding Awards Under Our Cash-Settled Plans

Thousands, unless otherwise stated	LTI 2016 Plan	LTI 2020	RSU Plan	Qualtrics
	(2017–2019	(2020–2021	(2017–2021	Rights
	Tranches)	Tranches)	Tranches)
12/31/2019	1,110	0	16,128	16,007
Granted	0	202	9,238	0
Adjustment based upon KPI target achievement	-211	NA	-5	NA
Exercised	-129	0	-7,204	-7,791
Forfeited	-3	-30	-1,164	-699
12/31/2020	767	172	16,993	7,518
Granted	0	238	12,204	0
Adjustment based upon KPI target achievement	-150	NA	153	NA
Exercised	-92	0	-8,092	-1,780
Exchanged	NA	NA	-1,309	-5,451
Forfeited	-57	-70	-1,165	-243
12/31/2021	469	340	18,783	44

Total carrying amount (in € millions) of liabilities as at
12/31/2020	49	6	1,027	193
12/31/2021	28	15	1,260	1

Total intrinsic value of vested awards (in € millions) as at
12/31/2020	32	3	0	0
12/31/2021	38	4	0	0

Weighted average share price (in €) for awards exercised in
2020	124.03	NA	109.75	113.34
2021	106.68	NA	107.69	105.10

Total expense (in € millions) recognized in
2019	44	NA	1,087	461
2020	-9	6	760	132
2021	-11	9	1,139	11

Share-Based Payment Balances

€ millions	2021			2020
	Current	Non-Current	Total	Current	Non-Current	Total
Share-based payment liabilities	839	462	1,302	863	454	1,317
/ Other non-financial liabilities	5,203	860	6,063	4,643	770	5,413
Share-based payment liabilities as % of / Other non-financial liabilities	16	54	21	19	59	24

b) Equity-Settled Share-Based Payments

Recognized Expense for Equity-Settled Plans

€ millions	2021	2020	2019
Own	200	191	171
Qualtrics Plan	1,426	0	0
Others	21	0	0
Total	1,647	191	171

Own SAP Plan (Own)

Under Own, employees have the opportunity to purchase, on a monthly basis, SAP shares without any required holding period. The investment per each eligible employee is limited to a percentage of the respective employee's monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. This plan is not open to members of the Executive Board.

Numbers of Shares Purchased

Millions	2021	2020	2019
Own	5.7	5.5	5.2

As a result of our Own SAP Plan, we have commitments to grant SAP shares to employees. We intend to meet these commitments by reissuing treasury shares or through an agent who administers the equity-settled programs and purchases shares on the open market. We have fulfilled the obligations of Own through an agent.

Qualtrics Equity Awards

Qualtrics Omnibus Plan (Qualtrics Plan)

Qualtrics grants equity awards settled with Qualtrics shares to eligible employees and the executive officers of Qualtrics. Qualtrics intends to meet these commitments by issuing shares. Granted units are either RSU awards subject to a time-based vesting, or PSUs subject to the achievement of certain performance conditions, as established by Qualtrics’ board of directors and measured annually (Qualtrics RSUs). Additionally, there are Qualtrics equity-settled options resulting from acquisitions as described below. The RSUs mainly vest with 25% one year after grant and ratably thereafter for 12 quarters. The PSUs vest in four equal annual installments and are measured annually, with vesting of 100% of each installment in the event that the performance targets are achieved, and ratable downward adjustments in the event that the performance targets are partially achieved.

Exchange Offer

After completion of a voluntary exchange offer for eligible Qualtrics employees in conjunction with the IPO on January 28, 2021, 5.4 million cash-settled Qualtrics Rights and 1.3 million SAP RSU awards were exchanged into 12.8 million equity-settled Qualtrics RSU awards. The terms and conditions of the voluntary exchange offer, including the exchange ratio, were designed to preserve the intrinsic value of the Qualtrics Rights and SAP RSUs that were tendered. The modification date fair value of the Qualtrics RSU awards was US$30.00, which is equivalent to the Qualtrics IPO price.

Furthermore, a subsequent exchange offer for certain Qualtrics employees in Australia took place in September 2021.

Qualtrics Equity-Settled Options Replacing Clarabridge Options

In conjunction with the acquisition of Clarabridge in 2021, Qualtrics assumed outstanding Clarabridge stock options, which were converted into Qualtrics options. The conversion factor was set to preserve the intrinsic value of the outstanding Clarabridge options. The replacement awards mirror the terms of the replaced awards except that the awards are settled by issuing Qualtrics shares while retaining their initial vesting schedules. For some Qualtrics options, additional vesting terms were agreed. The majority of the assumed options were either fully vested or partially vested as at the acquisition date and had a strike price well below the fair value of the awards at the conversion date. The modification date fair value of the stock options was determined to approximate the intrinsic value of the options with an underlying Qualtrics share price of US$43.88.

Changes in Outstanding Awards Under Our Equity-Settled Plans

		Qualtrics Plan[1]
		Weighted Average Grant
	Awards	Date Fair Value
Thousands, unless otherwise stated
12/31/2020	0	NA
Exchanged	12,872	US$30.04
Granted	80,856	US$44.27
Exercised	-7,467	US$33.43
Forfeited	-2,241	US$41.29
12/31/2021	84,018	US$43.13

[1] The number of awards and their weighted average grant date fair values in this table include Qualtrics RSUs and Qualtrics equity-settled options replacing Clarabridge options.

The weighted average remaining life of Qualtrics Plan awards outstanding as at December 31, 2021 (in years) was 3.0 years.

Under Qualtrics’ equity-settled plans, we expect to transfer US$300 million to the tax authority to settle the employees’ tax obligation in 2022.